PROJECT IMPACTS

(1984–PRESENT*)

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

$52.8	$22.7	$7.0
Billion	Billion	Billion
total economic impacts	personal income including wages and benefits, with $11.8 billion for construction workers	tax revenues ($2.2 billion state/local and $4.8 billion federal)

217.0	248.7	132.1
Million	Thousand	Thousand
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

* Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of June 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers	858	1,726,540
Bricklayers and Allied Craftworkers	6,378	12,828,490
Bridge, Structural, Ornamental and Reinforcing Ironworkers	2,884	5,800,330
Carpenters	19,680	39,565,350
Electrical Workers	16,447	33,064,350
Elevator Constructors	960	1,927,710
Heat and Frost Insulators and Allied Workers	1,310	2,633,560
Laborers	14,695	29,536,670
Operating Engineers	3,952	7,943,070
Operative Plasterers and Cement Masons	3,998	8,036,900
Other	7,828	15,735,770
Painters and Allied Trades	8,494	17,079,140
Plumbers, Fitters, Welders and Service Techs	11,879	23,881,590
Roofers, Waterproofers and Allied Workers	3,427	6,891,670
Sheet Metal, Air, Rail and Transportation Workers	3,476	6,988,780
Teamsters	1,695	3,407,590
Grand Total	107,959	217,047,510

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of June 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.